SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2009
Date of Report (Date of earliest event reported)

Hotel Outsource Management International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Item 1.01 – Entry into a Material Definitive Agreement

On October 25, 2009, HOMI Industries Ltd (“HOMI Industries”), which is a wholly owned subsidiary of Hotel Outsource Management International, Inc., entered into twp loan agreements with Moise Laurent Elkrief and Sonia Elkrief (collectively, “Elkrief”).

The first executed agreement was delivered to HOMI INDUSTRIES on November 12, 2009. Pursuant to this agreement, Elkrief lent HOMI INDUSTRIES $88,500 (the “Loan”).

As security and collateral for repayment of the Loan, HOMI INDUSTRIES will cause its affiliate, HOMI USA, Inc. (“HOMI’s Affiliate”), which is also a wholly owned subsidiary of Hotel Outsource Management International, Inc., to encumber in Elkrief’s favor a computerized minibar system, including 177 HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s Affiliate intends to install in January 2010 at the Strand Hotel (the “Hotel”) in New York, USA (the “Minibar System”) and operate for the Hotel under an outsource operation agreement which HOMI’s Affiliate signed with the Hotel (the “Outsource Operation”).

HOMI INDUSTRIES will make monthly payments to Elkrief towards repayment of the Loan. These payments (“Monthly Repayments”) will not be in a fixed amount. The amount of each Monthly Repayment will be computed on the basis of HOMI’s Affiliate’s revenues from the Outsource Operation. HOMI’s Affiliate shall invoice the Hotel for the full amount of the net revenues from the Outsource Operation (“Net Revenues”).  From the sum equal to the Net Revenues, HOMI INDUSTRIES will deduct (a) the cost of goods to be sold in the minibars; (b) labor costs; (c) a maintenance fee of $0.06 per minibar per day; and (d) a management fee of 8% of Net Revenues (collectively, “Operational Payments”).

Until completion of the first 8 years of the Loan Agreement (the “Milestone”), on a monthly basis, if Net Revenues, as collected by HOMI’s Affiliate, exceed Operational Payments by at least $2,213, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be equal to 60% of all such excess; if Net Revenues from Hotel, as collected by HOMI’s Affiliate, exceed Operational Payments by more $1,328 but less than $2,213, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be exactly $1,328; if Net Revenues from Hotel, as collected by HOMI’s Affiliate, exceed Operational Payments by less than $1,328, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be a sum equal to 100% of all such excess; and if Net Revenues from Hotel, as collected by HOMI’s Affiliate, do not exceed Operational Payments, then no Monthly Repayment will be made to Elkrief for that month.

Once the Milestone has been reached, each Monthly Payment will be in an amount equal to 60% of the sum, if any, by which Net Revenues, as collected by HOMI’s Affiliate, exceeded Operational Payments, for that month.

HOMI INDUSTRIES shall continue to affect the Monthly Payments to Elkrief for as long as the Outsource Operation continues in respect of the Minibar System. If and when the aggregate total of such Monthly Repayments exceeds the principal of the Loan, such repayments shall be deemed interest on the Loan, up to and including a sum equivalent to annual interest of 8%, and thereafter will be deemed additional interest on the Loan.

If the Outsource Operation is terminated prior to the Milestone being reached, and the minibar system is removed from the hotel, HOMI INDUSTRIES will, at its own cost, have the Minibar System reinstalled in another hotel with similar revenue earning capacity as the Hotel within six months.  In the event HOMI INDUSTRIES does not have the Minibar System placed in another similar hotel within six months of termination of its outsource agreement, HOMI INDUSTRIES shall transfer the encumbrance to a similar minibar system owned by one of HOMI Industries’ affiliates, instead of the initial Minibar System, and Monthly Repayments will be computed in relation to the replacement minibar system.

HOMI INDUSTRIES intends to enter into similar agreements in the future.

The second agreement between HOMI Industries and Elkrief was entered into on October 25, 2009.  The executed agreement was delivered to HOMI INDUSTRIES on November 12, 2009. Pursuant to this agreement, Elkrief lent HOMI INDUSTRIES $83,000 (the “Loan”).

As security and collateral for repayment of the Loan, HOMI INDUSTRIES will cause its affiliate, HOMI Israel Ltd (“HOMI’s Affiliate”), which is also a wholly owned subsidiary of Hotel Outsource Management International, Inc., to encumber in Elkrief’s favor a computerized minibar system, including 166 HOMI® computerized minibars, a central unit and a license to HOMI® software, which was installed and is operated by HOMI’s Affiliate at the Leonardo Ramat HaHayal Hotel (the “Hotel”) in Tel-Aviv, Israel (the “Minibar System”), under an outsource operation agreement which HOMI’s Affiliate signed with the Hotel (the “Outsource Operation”).

HOMI INDUSTRIES will make monthly payments to Elkrief towards repayment of the Loan. These payments (“Monthly Repayments”) will not be in a fixed amount. The amount of each Monthly Repayment will be computed on the basis of HOMI’s Affiliate’s revenues from the Outsource Operation. HOMI’s Affiliate shall invoice the Hotel for the full amount of the net revenues from the Outsource Operation (“Net Revenues”).  From the sum equal to the Net Revenues, HOMI INDUSTRIES will deduct (a) the cost of goods to be sold in the minibars; (b) labor costs; (c) a maintenance fee of $0.06 per minibar per day; and (d) a management fee of 8% of Net Revenues (collectively, “Operational Payments”).

Until completion of the first 8 years of the Loan Agreement (the “Milestone”), on a monthly basis, if Net Revenues, as collected by HOMI’s Affiliate, exceed Operational Payments by at least $2,075, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be equal to 60% of all such excess; if Net Revenues from Hotel, as collected by HOMI’s Affiliate, exceed Operational Payments by more $1,245 but less than $2,075, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be exactly $1,245; if Net Revenues from Hotel, as collected by HOMI’s Affiliate, exceed Operational Payments by less than $1,245, then the amount of the Monthly Repayment which HOMI INDUSTRIES will pay to Elkrief shall be a sum equal to 100% of all such excess; and if Net Revenues from Hotel, as collected by HOMI’s Affiliate, do not exceed Operational Payments, then no Monthly Repayment will be made to Elkrief for that month.

Once the Milestone has been reached, each Monthly Payment will be in an amount equal to 60% of the sum, if any, by which Net Revenues, as collected by HOMI’s Affiliate, exceeded Operational Payments, for that month.

HOMI INDUSTRIES shall continue to affect the Monthly Payments to Elkrief for as long as the Outsource Operation continues in respect of the Minibar System. If and when the aggregate total of such Monthly Repayments exceeds the principal of the Loan, such repayments shall be deemed interest on the Loan, up to and including a sum equivalent to annual interest of 8%, and thereafter will be deemed additional interest on the Loan.

If the Outsource Operation is terminated prior to the Milestone being reached, and the minibar system is removed from the hotel, HOMI INDUSTRIES will, at its own cost, have the Minibar System reinstalled in another hotel with similar revenue earning capacity as the Hotel within six months.  In the event HOMI INDUSTRIES does not have the Minibar System placed in another similar hotel within six months of termination of its outsource agreement, HOMI INDUSTRIES shall transfer the encumbrance to a similar minibar system owned by one of HOMI’s affiliates, instead of the initial Minibar System, and Monthly Repayments will be computed in relation to the replacement minibar system.

HOMI INDUSTRIES intends to enter into similar agreements in the future.

Item 9.01 –                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description

10.01	Loan Agreement between HOMI Industries, Inc. and Moise Laurent Elkrief and Sonia Elkrief dated October 25, 2009 (HOMI USA, Inc.)

10.02	Loan Agreement between HOMI Industries, Inc. and Moise Laurent Elkrief and Sonia Elkrief dated October 25, 2009 (HOMI Israel Ltd.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

November 16, 2009	Hotel Outsource Management International, Inc.

	By:	/s/ Jacob Ronnel
Name: Jacob Ronnel
Title : Chief Executive Officer

Exhibit Index

Exhibit No.                   Description of Exhibit

10.01	Loan Agreement between HOMI Industries, Inc. and Moise Laurent Elkrief and Sonia Elkrief dated October 25, 2009 (HOMI USA Inc.)

10.02	Loan Agreement between HOMI Industries, Inc. and Moise Laurent Elkrief and Sonia Elkrief dated October 25, 2009 (HOMI Israel Ltd.)